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                                                                   EXHIBIT 10.17

December 23, 2002

William C. Park
Chief Executive Officer
Digital Impact, Inc.
177 Bovet Road, Suite 200
San Mateo, CA 94402

RE:      RETENTION PROGRAM AMENDMENT

Dear Bill:

         Reference is made to the letter dated January 11, 2002 describing your Retention Program approved by our board of directors (the "LETTER"). As we have discussed, both you and the Company agree that it would be in the best interests of the Company and its stockholders to amend the Letter to delay the first payment under the Program as set forth below. All capitalized terms used herein without definition shall have the same meaning as set forth in the Letter.

         Under the Letter, your retention payment schedule provides for payments of $100,000 on each of the following dates, subject to your continued Service with the Company on that date:

                                 January 1, 2003
                                 January 1, 2004
                                 January 1, 2005

         The Letter is hereby amended to provide for the payment of $100,000 on each of the following dates, subject to the same conditions as set forth in the
Letter:

                                 July 1, 2003
                                 January 1, 2004
                                 January 1, 2005

         Except as otherwise modified herein, all terms of the Letter shall remain in full force and effect. This agreement may only be amended, modified or terminated by an agreement in writing signed by you and the Company. This agreement shall be binding upon the Company and its successors and assigns.

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         This agreement shall be governed by the internal laws of the State of
California without regard to principles of conflict of laws.

Very truly yours,

DIGITAL IMPACT, INC.

By:_____________________________________
   David Oppenheimer
   Senior Vice President &
   Chief Financial Officer

ACCEPTED AND AGREED:

________________________________________
William C. Park

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